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Exhibit 99(1)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Axsys Technologies, Inc. 401(K) Retirement Plan and Trust (the "Plan") on Form 11-K for the year ended December 31, 2002 (the "Report"), I, Stephen W. Bershad, Chief Executive Officer of the Axsys Technologies, Inc., certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

        June 27, 2003

/s/ STEPHEN W. BERSHAD Stephen W. Bershad Chief Executive Officer

        A signed original of this written statement required by Section 906 or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Axsys Technologies, Inc. and will be retained by Axsys Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002